                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                       __________________________________


                                    FORM 8-K

                                 Current Report


                      ___________________________________


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




                       Date of Report:  February 7, 1994


                         LONG ISLAND LIGHTING COMPANY
              (Exact name of registrant as specified in charter)


    New York                                 1-3571                             11-1019782
(State of Incorporation)              (Commission File No.)                   (I.R.S. Employer
                                                                              Identification No.)



             175 East Old Country Road, Hicksville, New York  11801
                                  516-933-4590
         (Address and telephone number of Principal Executive Offices)
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Item 1.      Changes in Control of Registrant

             Not applicable.


Item 2.      Acquisition or Disposition of Assets

             Not applicable.


Item 3.      Bankruptcy or Receivership

             Not applicable.


Item 4.      Changes in Registrant's Certifying Accountant

             Not applicable.


Item 5.      Other Information

             The Company reported earnings of $2.15 per common share on revenues of $2,880,995,000 for the year ended December 31, 1993. In the comparable 1992 period, earnings per common share were $2.14 on revenues of $2,621,839,000. The average number of common shares outstanding in the two periods were 112,057,000 and 111,439,000, respectively.

             Overall earnings remained stable in 1993 while the Company's cash flow position continued to improve, consistent with the 1989 Settlement. The earnings in the electric business were lower in 1993 when compared to 1992 due primarily to the expensing of certain costs related to the 100-year storm, lower interest rates associated with the short-term investments, and regulatory adjustments. The lower level of earnings in the electric business was offset by a significant increase in the gas business earnings. The Company saw continued expansion in the gas business in 1993.





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                          LONG ISLAND LIGHTING COMPANY
                               FINANCIAL SUMMARY
                    (In Thousands Except Per Share Amounts)



                                                Twelve Months Ended
                                                    December 31
                                       ----------------------------------
                                                1993                1992
                                       ----------------------------------
Revenues                               $    2,880,995       $   2,621,839

Operating Income                       $      755,551       $     741,105

Earnings for Common Stock              $      240,455       $     238,020

Average Common Shares Outstanding             112,057             111,439

Earnings Per Common Share                       $2.15               $2.14

Dividends Declared Per Common Share             $1.76               $1.72



Item 6.      Resignations of Registrant's Directors

             Not applicable.


Item 7.      Financial Statements, Pro Forma Financial
             Information and Exhibits

             Not applicable.


Item 8.      Change in Fiscal Year

             Not applicable.





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                                   SIGNATURE





             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         LONG ISLAND LIGHTING COMPANY
                                                       Registrant




                                         By      ANTHONY NOZZOLILLO
                                           --------------------------------
                                                 ANTHONY NOZZOLILLO
                                           Senior Vice President - Finance



Dated:  February 7, 1994





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